UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2020

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	USPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Executive Officers.

On March 3, 2020, the Compensation Committee approved and adopted the following incentive plans, effective March 3, 2020, for the Senior Management which includes Mr. Christopher Reading, Chief Executive Officer ("CEO") , Mr. Glenn McDowell, Chief Operating Officer - West ("COO West") and Mr. Graham Reeve, Chief Operating Officer – East (“COO East”), hereinafter referred to jointly as “Executives”.

•	Objective Long-Term Incentive Plan for Senior Management for 2020
•	Discretionary Long-Term Incentive Plan for Senior Management for 2020
•	Objective Cash/RSA Bonus Plan for Senior Management for 2020
•	Discretionary Cash/RSA Bonus Plan for Senior Management for 2020

The above plans are included as Exhibits 99.1, 99.2, 99.3 and 99.4 to this report. The discussions set forth below are qualified in their entirety by reference to such exhibits.

Objective Long- Term Incentive Plan for Senior Management for 2020 ("Objective LTIP"). Under this Objective LTIP, Executives have an opportunity to receive Restricted Stock Awards (“RSAs”) under the U. S. Physical Therapy, Inc. 2003 Stock Incentive Plan (as amended) (the “2003 Plan”), to be granted by the Compensation Committee of the Board of Directors of USPH (as the term “Committee” is defined in Section 1.8 of the 2003 Plan) in the first quarter of 2021. The Executive must be employed by USPH or its affiliates from the Effective Date through the date of the grant to receive a RSA. All RSAs shall be granted subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Compensation Committee in its sole discretion. RSAs that are granted under this Objective LTIP will vest evenly over 16 quarters, beginning April 1, 2021 and ending January 1, 2025, subject to acceleration of vesting in the Committee’s sole discretion and based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPH and/or in the Executive’s employment agreement with USPH.  The maximum amount of RSAs that may be granted under this Objective LTIP based upon the achievement of the performance goals relating to 2020 USPH consolidated pre-tax income (before charges/credits for changes in Redeemable Non-Controlling interests and any extraordinary items and after consideration of the compensation expense required to be reported in 2020 related to this and all other management incentive plans) are as follows: CEO = 8,800 shares; COO East = 4,400 shares; COO West = 4,400 shares. For a complete description of the Objective LTIP refer to Exhibit 99.1, which plan is incorporated herein by reference.

 ("Discretionary Long-Term Incentive Plan for Senior Management for 2020 Discretionary LTIP").    Any RSAs granted under this program shall be granted under the 2003 Plan in the first quarter of 2021 after the Compensation Committee determines the amount, if any, of the RSAs to be granted to each participant. In addition, RSAs shall be granted only if the participant remains employed by USPH (or its affiliates) continuously from the Effective Date through the date of the grant of the RSA. All RSAs shall be granted in writing and subject to the terms of the 2003 Plan and the specific terms and conditions (including without limitation, restrictions in transfer and substantial risk of forfeiture) as determined by the Compensation Committee in its sole discretion. RSAs that are granted under this Objective LTIP will vest evenly over 16 quarters, beginning April 1, 2021 and ending January 1, 2025, subject to acceleration of vesting based on the occurrence of certain events, as more specifically defined in the applicable Restricted Stock Agreement between the Executive and USPH and/or in the Executive’s employment agreement with USPH.  For a complete description of the Discretionary LTIP refer to Exhibit 99.2, which plan is incorporated herein by reference.

Objective Cash/RSA Bonus Plan for Senior Management for 2020 ("Objective Cash/RSA Bonus Plan"). Under this Objective Bonus Plan, Executives have an opportunity to receive either a “Cash Bonus” Award or to be granted a Restricted Stock Award (“RSA”) having a value at the time of the Award  of up to 75% of the Executive’s annual base salary for 2020 (“Base”) as Performance Awards under the 2003 Plan. The Compensation Committee of the Board of Directors of USPH (the “Compensation Committee”) will, in its sole discretion, determine the amount and type of award to be made in the first quarter of 2020. No Executive will be entitled to any type of award or have a legally binding right to an award until the Compensation Committee, in its sole discretion, determines an award will be made, the amount and the type of award to be made.  No Executive will be entitled to elect between the Cash Bonus or RSA.  Before any Cash Bonus is made or an RSA is awarded under this Objective Bonus Plan, the Compensation Committee shall certify in writing that the performance goals have been obtained.  Any Cash Bonus award made hereunder shall be paid in a lump-sum amount, and any RSA granted, in each case no later than March 15, 2021. The Executive must be continuously employed by USPH or its affiliates from the Effective Date through December 31, 2020 to receive the Cash Bonus or an RSA. For a complete description of the Objective Cash/RSA Bonus Plan refer to Exhibit 99.3, which plan is incorporated herein by reference.

Discretionary Cash/RSA Bonus Plan for Senior Management for 2020 ("Discretionary Cash/RSA Bonus Plan"). Under the Discretionary Cash/RSA Bonus Plan, each Executive has the potential to be awarded a bonus of up to 50% of his Base, payable either in cash or by a grant of RSAs, as determined by the Committee in its sole discretion.    This Discretionary Cash/RSA Bonus Plan shall be administered by the Committee and the Compensation Committee shall have the sole authority to grant awards and establish the amounts payable under this plan, make all determinations and interpret and construe all of the terms of this plan.    For a complete description of the Discretionary Cash/RSA Bonus Plan refer to Exhibit 99.4, which plan is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Description of Exhibits

99.1	U. S. Physical Therapy, Inc. Objective Long-Term Incentive Plan for Senior Management for 2020, effective March 3, 2020.

99.2	U. S. Physical Therapy, Inc. Discretionary Long-Term Incentive Plan for Senior Management for 2020, effective March 3, 2020.

99.3	U. S. Physical Therapy, Inc. Objective Cash/RSA Bonus Plan for Senior Management for 2020, effective March 3, 2020.

99.4	U. S. Physical Therapy, Inc. Discretionary Cash/RSA Bonus Plan for Senior Management for 2020, effective March 3, 2020.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: March 6, 2020	By:	/s/ Christopher J. Reading
Christopher J. Reading
Chief Executive Officer
(duly authorized officer)